UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 22, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2024, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), received an Additional Staff Determination letter (the “May 22 Letter”) from The Nasdaq Stock Market (“Nasdaq”) informing the Company that because the Company is delinquent in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, such delinquency would serve as an additional basis for delisting the Company’s securities from Nasdaq.

The May 22 Letter further stated that it was a formal notification that the Nasdaq Hearings Panel (the “Panel”) would consider this additional delinquency in rendering a determination regarding the Company’s continued listing on Nasdaq. The May 22 Letter invited the Company to present its views with respect to the additional deficiency at the Panel Hearing.

As previously disclosed, on May 14, 2024, the Company Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), received a Staff Delisting Determination letter (the “Staff Determination”) from the Nasdaq Listing Qualifications Department notifying the Company that Nasdaq had initiated a process which could result in the delisting of the Company’s securities from Nasdaq as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to file in a timely manner all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

In its prior filings, the Company stated its intention to appeal the Staff Determination before the Nasdaq Hearing Panel and to seek a further stay of any suspension or delisting action pending the hearing process in accordance with the procedures set forth in the Staff Determination letter. The Company subsequently filed its appeal on May 21, 2024.

Also on May 22, 2024, the Company received a letter (the “Hearing Panel Letter”) from Nasdaq stating that Nasdaq had granted a stay with respect to the delisting action for a period of 15 calendar days, or until June 6, 2024. The Hearing Panel Letter stated that unless the Panel grants an extension of the stay pending the hearing, which is currently scheduled for July 2, 2024, at 11:00 am EDT, trading in the Company’s shares would be suspended. The Company intends to seek an extension of the stay beyond June 6, 2024, at least through the date of the hearing.

At the hearing, the Company plans to present information relating to the reasons behind the delays in filing the Company’s public reports, including the Quarterly Reports on Form 10-Q for the periods ended September 30, 2023, and March 31, 2024, and the Annual Report on Form 10-K for the year ended December 31, 2023. The Company intends to provide information showing the Company’s diligent efforts, working with its auditors and other professional advisors, to finalize the information required to be disclosed; to highlight the reasons for the delays in completion of the filings; and to provide the Company’s plan and timeline for completing the filings and curing the delinquencies in the Company’s filings.

As noted previously, the Company is working diligently with its auditors to complete the Quarterly Reports and the Annual Report and to file them with the SEC as soon as possible.

Pursuant to instructions stated in the May 22 Letter, the Company issued a press release on May 28, 2024, disclosing receipt of the May 22 Letter and the Nasdaq rules upon which it is based. A copy of the press release is filed herewith as Exhibit 99.1 hereto.

The May 22 Letter has no immediate impact on the listing of the Company’s Common Stock, which will continue to be listed and traded on The Nasdaq Capital Market under the symbol “ALPP,” subject to the Company’s proceeding with the planned hearing before the Panel and subject to Nasdaq’s approval of the Company’s request to extend the stay on delisting proceedings until the date of the hearing.

Forward-looking Statements

This Report contains forward-looking statements that involve risks and uncertainties. For example, forward-looking statements include statements regarding the timing of the filing of the Quarterly Reports and the Annual Report, the submission of a plan to regain compliance with the Listing Rule, the Company’s intention to seek an extension of the stay on the delisting proceedings, the outcome of the hearing before Nasdaq, and Nasdaq’s potential acceptance of such a plan for the Company to regain compliance with the Listing Rules. Actual results could differ materially from the results projected in or implied by the forward-looking statements made in this report. Factors that might cause these differences include, but are not limited to: the possibility of unanticipated delays that will prevent the filing of the Quarterly Reports and the Annual Report pursuant to the anticipated timeline; the risk that the work necessary to complete the Quarterly Reports and Annual Report is greater than anticipated or may involve the resolution of additional issues identified during the review process; the potential inability of the Company to file a plan to regain compliance in a timely manner; the risk that the Company may not respond adequately to further inquiries from Nasdaq; and the risk that Nasdaq will not grant a stay of the delisting proceedings or accept any plan to regain compliance and will delist the Company's Class A common stock. Other risk factors that may impact these forward-looking statements are discussed in more detail in the Company’s 2022 Annual Report on Form 10-K filed with the SEC on May 5, 2023. Copies of the Company’s 2022 Annual Report and other periodic reports are available through the Company's Investor Relations department and website, alpine4.com. The Company expressly disclaims any obligation or intention to update these forward-looking statements to reflect new information and developments.

Item 7.01 Regulation FD Disclosure

A press release, dated May 28, 2024, disclosing the Company’s receipt of the May 22 Letter referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated May 28, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: May 28, 2024